UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2015

AGL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309

(Address and zip code of principal executive offices)

404-584-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 below is incorporated by reference in response to this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2015, AGL Capital Corporation (the “Company”), a wholly owned subsidiary of AGL Resources Inc., commenced an offering of its 3.875% Senior Notes due 2025 in the aggregate principal amount of $250,000,000 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by AGL Resources Inc., as guarantor (the “Guarantor”). The offering of the Notes closed on November 18, 2015.

The Notes were offered and sold in an underwritten public offering pursuant to the Company’s and the Guarantor’s Registration Statement on Form S-3ASR (Registration Nos. 333-190280 and 333-190280-02) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on July 31, 2013 (the “Registration Statement”) and the prospectus supplement dated November 13, 2015, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on November 16, 2015. The Company intends to use the net proceeds from the offering for the repayment of short-term indebtedness incurred under our commercial paper program and the balance, if any, for general corporate purposes, including capital expenditures associated with increased utility investment and construction of pipeline projects. The Company used $200 million of funds from its commercial paper program to repay its 4.95% senior notes that matured on January 15, 2015.

The Underwriting Agreement for the Notes, dated November 13, 2015, by and among the Company, as issuer, the Guarantor, as guarantor, and Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the other several underwriters listed on Schedule A thereto, relating to the underwritten public offering of the Notes is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein and into the Registration Statement.

The Notes were issued under an Indenture, dated as of February 20, 2001, by and among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein and into the Registration Statement.

The global note and Guarantee are filed as Exhibits 4.2 and 4.3 to this Form 8-K, respectively, and are incorporated by reference herein and into the Registration Statement.

Item 7.01.	Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 is a press release by the Company dated November 16, 2015 announcing the offering of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(D) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2015, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.875% Senior Notes due 2025.

4.1	Indenture, dated February 20, 2001, among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as trustee (incorporated herein by reference to Exhibit 4.2 to AGL Resources Inc.’s registration statement on Form S-3, filed on September 17, 2001, File No. 333-69500).

4.2	AGL Capital Corporation 3.875% Senior Notes due 2025.

4.3	AGL Resources Inc. Guarantee related to the 3.875% Senior Notes due 2025.

5.1	Opinion of Troutman Sanders LLP related to the 3.875% Senior Notes due 2025.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.875% Senior Notes due 2025.

24.1	Consent of Troutman Sanders LLP related to the 3.875% Senior Notes due 2025 (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge related to the 3.875% Senior Notes due 2025 (included in Exhibit 5.2).

99.1	Press Release of the Company dated November 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)

Date: November 18, 2015

	By:	/s/ Elizabeth W. Reese
	Name:	Elizabeth W. Reese
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2015, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, for themselves and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.875% Senior Notes due 2025.

4.1	Indenture, dated February 20, 2001, among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York), as trustee (incorporated herein by reference to Exhibit 4.2 to AGL Resources Inc.’s registration statement on Form S-3, filed on September 17, 2001, File No. 333-69500).

4.2	AGL Capital Corporation 3.875% Senior Notes due 2025.

4.3	AGL Resources Inc. Guarantee related to the 3.875% Senior Notes due 2025.

5.1	Opinion of Troutman Sanders LLP related to the 3.875% Senior Notes due 2025.

5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.875% Senior Notes due 2025.

24.1	Consent of Troutman Sanders LLP related to the 3.875% Senior Notes due 2025 (included in Exhibit 5.1).

24.2	Consent of Woodburn and Wedge related to the 3.875% Senior Notes due 2025 (included in Exhibit 5.2).

99.1	Press Release of the Company dated November 16, 2015.

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